                                                                EXHIBIT (10)(xx)

                                                                  Conformed Copy


                     AMENDMENT TO DISTRIBUTION AGREEMENT


        In consideration of the premises, the undersigned hereby agree to amend that certain Distribution Agreement dated as of April 21, 1995 (the "Distribution Agreement") between Healthdyne, Inc., a Georgia corporation ("Healthdyne") and Healthdyne Technologies, Inc., a Georgia corporation ("Technologies") as follows:

        Section 3.1(a) of the Distribution Agreement is hereby deleted in its entirety and there is substituted in lieu thereof the following:

                       (a) On the Distribution Date, Healthdyne shall distribute to the holders of record of Healthdyne Common Stock as of the Distribution Record Date for each share of Healthdyne Common Stock held by such holders, a fraction of a share of Technologies Common Stock equal to the fraction obtained by dividing the 10,000,000 shares of Technologies Common Stock owned by Healthdyne by the number of shares of Healthdyne Common Stock outstanding on the Distribution Record Date and rounding to the fifth decimal place (or such other fraction as shall be agreed upon by Healthdyne and Technologies) (the "Distribution Fraction"). The number of shares of Technologies Common Stock to be distributed to each holder of record of Healthdyne Common Stock on the Distribution Record Date shall be rounded down to the nearest whole share and such holders shall be entitled to receive cash in lieu of any such fractional share of Technologies Common Stock as provided in Section 3.2.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the 4th day of May, 1995.


                                       HEALTHDYNE, INC.


                                       By: /s/ J. Terry Dewberry
                                          ----------------------
                                               Name:  J. Terry Dewberry
                                               Title: Vice Chairman


                                       HEALTHDYNE TECHNOLOGIES, INC.


                                       By: /s/ Craig B. Reynolds
                                          ----------------------
                                               Name:  Craig B. Reynolds
                                               Title: President and
                                               Chief Executive Officer